Security Information








Security Purchased


CUSIP
87612BAA0


Issuer
TARGA RESOURCES PARTNERS


Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas, Lehman
Brothers, Merrill Lynch, Piper Jaffray, RBC
Dominion Securities, RBS Greenwich Capital,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
NGLS 8.25% 7/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
8.25%


Benchmark vs Spread (basis points)
418 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
45,000
 $                     45,000
0.02%



DWS Balanced VIP
DWS
15,000
 $                     15,000
0.01%



DWS High Income Fund
DWS
1,735,000
 $
1,735,000
0.69%



DWS High Income Plus Fund
DWS
345,000
 $                   345,000
0.14%



DWS High Income Trust
DWS
215,000
 $                   215,000
0.09%



DWS High Income VIP
DWS
235,000
 $                   235,000
0.09%



DWS Lifecycle Long Range Fund
DWS
20,000
 $                     20,000
0.01%



DWS Multi Market Income Trust
DWS
145,000
 $                   145,000
0.06%



DWS Short Duration Plus Fund
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income Fund
DWS
130,000
 $                   130,000
0.05%



DWS Strategic Income Trust
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income VIP
DWS
35,000
 $                     35,000
0.01%



Total

3,000,000
 $
3,000,000
1.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
226566AH0


Issuer
CRICKET COMMUNICATIONS INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 10% 7/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2008


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
615 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
155,000
 $                   155,000
0.05%



DWS Balanced VIP
DWS
50,000
 $                     50,000
0.02%



DWS High Income Fund
DWS
5,880,000
 $                 5,880,000
1.96%



DWS High Income Plus Fund
DWS
1,180,000
 $                 1,180,000
0.39%



DWS High Income Trust
DWS
730,000
 $                   730,000
0.24%



DWS High Income VIP
DWS
780,000
 $                   780,000
0.26%



DWS Lifecycle Long Range Fund
DWS
70,000
 $                     70,000
0.02%



DWS Multi Market Income Trust
DWS
495,000
 $                   495,000
0.17%



DWS Strategic Income Fund
DWS
430,000
 $                   430,000
0.14%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.04%



DWS Strategic Income VIP
DWS
100,000
 $                   100,000
0.03%



Total

10,000,000
 $               10,000,000
3.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.